CONSENT OF INDEPENDENT AUDITORS



The Board of Directors and Shareholders
America's Utility Fund, Inc.

We consent to the use of our report, dated February 12, 1998, for America's Utility Fund, Inc. incorporated herein by reference and to the reference to our firm under the caption "FINANCIAL STATEMENTS AND EXPERTS" in the Prospectus/Proxy Statement.


                                            /s/KPMG LLP
                                            -----------
                                            KPMG LLP

Boston, Massachusetts
July 12, 1999


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